Subsequent Events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 20 — SUBSEQUENT EVENTS

The Company evaluated all events and transactions that from March 31, 2024 up through July 26, 2024 which is the date that these consolidated financial statements are available to be issued, there were no other any material subsequent events that require disclosure in these consolidated financial statements except below:

On June 24, 2024, the Company completed its initial public offering. In this offering, the Company issued 2,000,000 Ordinary Shares at a price of US$4.00 per share. The Company received gross proceeds in the amount of US$8,000,000 before deducting any underwriting discounts or expenses. The Ordinary Shares began trading on June 21, 2024 on the Nasdaq Capital Market under the ticker symbol “RECT”.